ALTMFX Trust

Castlerigg Equity Event and Arbitrage Fund (the “Fund”)

Supplement dated July 24, 2015 to the Prospectus dated January 9, 2015

Important Notice Regarding Change in Investment Policy

Effective 60 days after the filing of this Supplement, on or about September 22, 2015, the Castlerigg Equity Event and Arbitrage Fund is renamed the Castlerigg Event Driven and Arbitrage Fund.

Effective 60 days after the filing of this Supplement, on or about September 22, 2015, the first paragraph under the section entitled “Principal Investment Strategies” beginning on page 2 of the Prospectus is hereby deleted in its entirety and replaced with the following:

The Fund will invest primarily in the equity securities of companies listed and/or traded on a U.S. or foreign securities exchange that the Adviser believes may be subject to an extraordinary event; and total return swaps or options on such securities. The Fund defines equity securities to mean common stock, convertible stock and warrants.  An “extraordinary event” (also known as an “equity event”) includes a merger, takeover bid, exchange offer, tender offer, spin-off, liquidation, recapitalization, corporate restructuring and/or other extraordinary corporate events that have been publicly announced. If the Adviser expects that securities of companies (or short sales with respect to such securities) in the same or related industries as a company experiencing an extraordinary event may be affected by such event, the Adviser will deem such companies securities also to be subject to the extraordinary event and eligible investments for purposes of the Fund’s primary investment policy.

Effective 60 days after the filing of this Supplement, on or about September 22, 2015, the first paragraph under the sub-section entitled “Additional Information Regarding Principal Investment Strategies” in the section entitled “Details Regarding Principal Investment Strategies and Risks” beginning on page 8 of the Prospectus is hereby deleted in its entirety and replaced with the following:

The Fund will invest primarily in the equity securities of companies listed and/or traded on a U.S. or foreign securities exchange that the Adviser believes may be subject to extraordinary events, and total return swaps or options on such securities. An “extraordinary event”, also known as an “equity event”, includes a merger, takeover bid, exchange offer, tender offer, spin-off, liquidation, recapitalization, corporate restructuring and/or other extraordinary corporate events that have been publicly announced. If the Adviser expects that securities of companies (or short sales with respect to such securities) in the same or related industries as a company experiencing an extraordinary event   may be affected by such  event, the Adviser will deem such companies securities also to be subject to the extraordinary event and eligible investments for purposes of the Fund’s primary investment policy. The Fund may also invest up to 10% of its net assets in fixed-income securities including corporate bonds of any credit quality and U.S. Treasuries. The Fund will not invest in defaulted securities, but issuers of securities owned by the Fund may default, and the Fund may retain such securities.

Effective as of the date of this supplement, the follow paragraph shall be inserted on page 29 of the Prospectus, after the first paragraph and before the section titled “Small Account Balances”:

Certain investment companies investing in the Fund pursuant to exemptive relief issued by the Securities and Exchange Commission may have the redemption fee waived, subject to approval by a Fund officer.

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For more information, please contact a Fund customer service representative toll free at 855-328-9764

PLEASE RETAIN FOR FUTURE REFERENCE

ALTMFX Trust

Castlerigg Equity Event and Arbitrage Fund (the “Fund”)

Supplement dated July 24, 2014 to the Statement of Additional Information (“SAI”) dated January 9, 2015

Effective 60 days after the filing of this Supplement, on or about September 22, 2015, the Castlerigg Equity Event and Arbitrage Fund is renamed the Castlerigg Event Driven and Arbitrage Fund.

* * *

For more information, please contact a Fund customer service representative toll free at 855-328-9764

PLEASE RETAIN FOR FUTURE REFERENCE